UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2018

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware	0-22945	13-3169913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

MoviePass Subscription Agreement

Background

As previously disclosed, on August 15, 2017, Helios and Matheson Analytics Inc. (“Helios”) entered into a Securities Purchase Agreement with MoviePass Inc. (“MoviePass”), which Helios and MoviePass amended on October 6, 2017 (collectively, the “MoviePass Purchase Agreement”). On December 11, 2017, pursuant to the MoviePass Purchase Agreement, Helios purchased shares of MoviePass’ common stock, par value $0.0001 per share (the “MoviePass Common Stock”) totaling 57.8% of the outstanding MoviePass Common Stock (excluding shares underlying MoviePass options and warrants) after giving effect to the transaction (the “Acquisition”).

As previously disclosed, on October 11, 2017, Helios and MoviePass entered into an investment option agreement (the “Option Agreement”), pursuant to which MoviePass granted Helios an option to purchase additional shares of MoviePass Common Stock in an amount up to $20 million (the “Option”). From November 2, 2017 through December 15, 2017, Helios exercised the Option in full. Upon full exercise of the Option, Helios owned 62.41% of the outstanding shares of MoviePass Common Stock (excluding shares underlying MoviePass options and warrants).

Helios previously announced the closing of the Acquisition in a Current Report on Form 8-K, filed on December 11, 2017, containing the audited financial statements of MoviePass for the years ended December 31, 2016 and 2015, and the unaudited pro forma combined financial statements of Helios and MoviePass (which Helios amended by filing a Current Report on Form 8-K/A on February 9, 2018).

As previously disclosed, on March 8, 2018, Helios and MoviePass entered into a Subscription Agreement (the “March Subscription Agreement”), pursuant to which, in lieu of repayment of $55,525,000 in cash advances made by Helios to MoviePass from December 19, 2017 through February 20, 2018, MoviePass agreed to issue to Helios and Helios agreed to accept, based on an agreed $240 million pre-money valuation of MoviePass, an amount of MoviePass Common Stock which, when added to the amount of MoviePass Common Stock owned by Helios immediately prior to entering into the March Subscription Agreement, caused Helios to own 81.2% of the then outstanding shares of MoviePass Common Stock (excluding shares underlying MoviePass options and warrants).

New Subscription Agreement with MoviePass

From February 27, 2018 through April 13, 2018, Helios provided cash advances to MoviePass to support MoviePass’ working capital and operational requirements, as well as to support the expansion of MoviePass’ business plans and objectives. The total amount advanced by Helios to MoviePass during this period totaled $35,000,000 (the “Advance”).

On April 16, 2018, Helios entered into a Subscription Agreement with MoviePass (the “April Subscription Agreement”), pursuant to which, in lieu of MoviePass repaying the Advance, MoviePass agreed to issue to Helios, and Helios agreed to accept, based on an agreed $295.525 million pre-money valuation of MoviePass as of March 31, 2018, an amount of MoviePass Common Stock which, when added to the amount of MoviePass Common Stock owned by Helios immediately prior to entering into the April Subscription Agreement, caused Helios to own 91.8% of the then outstanding shares of MoviePass Common Stock (excluding shares underlying MoviePass options and warrants).

Accordingly, as of April 16, 2018, Helios owns 91.8% of the outstanding shares of MoviePass Common Stock (excluding shares underlying MoviePass options and warrants). MoviePass has no class of shares outstanding or designated other than Common Stock.

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Pursuant to Section 253 of the Delaware General Corporation Law, so long as Helios owns shares representing at least 90% of each class of stock of MoviePass entitled to vote , Helios will have the right to effectuate a merger of MoviePass with Helios without a vote of the board of directors or stockholders of MoviePass.  MoviePass has only common stock outstanding. Helios is currently evaluating the terms and conditions upon which it may effectuate such a merger with MoviePass.  If Helios elects to effectuate such a merger with MoviePass, Helios plans to structure the merger such that MoviePass would become a wholly-owned subsidiary of Helios. If the merger consideration in such a merger consists of common stock or securities convertible into or exercisable for common stock of Helios, Nasdaq Listing Rule 5635 may require a Helios stockholder vote to effectuate the merger.

The above discussion does not purport to be a complete description of the April Subscription Agreement and is qualified in its entirety by reference to the full text of the April Subscription Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

All statements in this report that are not historical facts should be considered “Forward-Looking Statements” within the meaning of the “Safe Harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Some of the forward-looking statements can be identified by the use of words such as “may,” “will,” “would,” “plan,” “continue” or “anticipates” or similar expressions or words, or the negatives of those expressions or words. Except as otherwise required by applicable securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances, or any other reason, after the date of this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description

10.1	Subscription Agreement between Helios and MoviePass, dated April 16, 2018

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SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 20, 2018

HELIOS AND MATHESON ANALYTICS INC.

By:	/s/ Theodore Farnsworth
Theodore Farnsworth, Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Subscription Agreement between Helios and MoviePass, dated April 16, 2018.

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